Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Fourth Amended and Restated Credit Agreement (as defined below) (this “Amendment”) is dated as of April 10, 2026, by and among CORECIVIC, INC., a Maryland corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the Consenting Lenders (as defined below) party hereto pursuant to an authorization in form and substance attached hereto as Exhibit A (each such authorization, a “Lender Authorization and Consent”), each Incremental Term Loan-1 Lender (as defined below) pursuant to a Lender Authorization and Consent, and ALTER DOMUS PRODUCTS CORP., a Delaware corporation, as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below).

STATEMENT OF PURPOSE:

The Borrower, certain financial institutions (the “Lenders”) and the Administrative Agent are parties to the Fourth Amended and Restated Credit Agreement dated as of October 11, 2023 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested an Incremental Term Loan in an aggregate principal amount of $100,000,000 in accordance with Section 2.8 of the Credit Agreement (the “Incremental Term Loan-1”), and certain Lenders party hereto, as reflected on such Lenders’ Lender Authorization and Consent delivered to the Administrative Agent in connection with this Amendment (each an “Incremental Term Loan-1 Lender”) are willing to provide the Incremental Term Loan-1 on the terms and conditions set forth herein.

Subject to the terms and conditions set forth herein, Administrative Agent, the Incremental Term Loan-1 Lenders and certain other Lenders party hereto (the “Consenting Lenders”) and the Borrower each also agree to amend the Credit Agreement as more particularly set forth herein.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments and Consents to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Second Amendment Effective Date (as defined below) and immediately prior to giving effect to the Incremental Term Loan-1 below,

(a) the Credit Agreement shall be and is hereby amended as follows:

(i) Amendment to Sections 2.7(c)(vi) (Increase in Revolving Credit Facility). Section 2.7(c)(vi) of the Credit Agreement is hereby amended by replacing the reference therein to “$300,000,000” with “$400,000,000”.

(ii) Amendment to Section 2.8(c)(vii) (Incremental Term Loans). Section 2.8(c)(vii) of the Credit Agreement is hereby amended by replacing the reference therein to “$300,000,000” with “$400,000,000”.

(b) the Consenting Lenders and the Incremental Term Loan-1 Lenders hereby consent to the Incremental Term Loan-1 Maturity Date (as defined below) occurring earlier than the Revolving Credit Maturity Date, notwithstanding the requirements of Section 2.8(c)(vi) of the Credit Agreement to the contrary.

3. Incremental Term Loan-1.

(a) Commitments. The Incremental Term Loan Commitment of each Incremental Term Loan-1 Lender as of the Second Amendment Effective Date (each, an “Incremental Term Loan-1 Commitment”) shall be as set forth on such Incremental Term Loan-1 Lender’s Lender Authorization and Consent.

(b) Funding. Subject to the terms and conditions set forth in this Amendment and the Credit Agreement, including, without limitation, Section 2.8(c) of the Credit Agreement (except as otherwise set forth in this Amendment), and in reliance upon the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each Incremental Term Loan-1 Lender severally agrees to fund a portion of the Incremental Term Loan-1 in a principal amount equal to its Incremental Term Loan-1 Commitment on the Second Amendment Effective Date.

(c) Single Draw. The Incremental Term Loan-1 shall be drawn in full in a single advance on the Second Amendment Effective Date, subject to the requirements of Section 2.8(c) of the Credit Agreement (except as otherwise set forth in this Amendment). Notwithstanding the foregoing, if the total Incremental Term Loan-1 Commitment as of the Second Amendment Effective Date is not drawn on the Second Amendment Effective Date, the undrawn amount shall automatically be cancelled.

(d) Primary Terms. Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term Loan-1 shall be the same as the terms and conditions applicable to the Initial Term Loan. Without limiting the generality of the foregoing, the parties hereto agree that:

(i) the Incremental Term Loan-1 shall, at the election of the Borrower, bear interest at (A) the Base Rate plus the Applicable Margin or (B) Term SOFR for the Interest Period in effect for such Loan plus the Applicable Margin, with “Applicable Margin” for the Incremental Term Loan-1 meaning the corresponding percentages per annum as set forth below based on the Consolidated Total Leverage Ratio:

Pricing Level	Consolidated Total Leverage Ratio	Term SOFR +	Base Rate +
I	Greater than or equal to 4.00 to 1.00	4.75%	3.75%
II	Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	4.00%	3.00%

III	Greater than or equal to 3.00 to 1.00, but less than 3.50 to 1.00	3.50%	2.50%
IV	Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	3.25%	2.25%
V	Less than 2.50 to 1.00	3.00%	2.00%

provided that the Applicable Margin for the Incremental Term Loan-1 shall be based on Pricing Level IV until the first Calculation Date occurring after the fiscal quarter ending June 30, 2026, and thereafter the Pricing Level shall be determined by reference to the Consolidated Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date;

(ii) the Incremental Term Loan-1 shall mature on April 9, 2027 (the “Incremental Term Loan-1 Maturity Date”);

(iii) the Borrower shall repay the aggregate outstanding principal of the Incremental Term Loan-1 on the Incremental Term Loan-1 Maturity Date; provided, however, that the Incremental Term Loan-1 may be prepaid in part or in full at any time prior to the Incremental Term Loan-1 Maturity Date without prepayment penalty or premium;

(iv) the Incremental Term Loan-1 shall constitute an “Incremental Term Loan” and a “Loan” under the Credit Agreement and the other Loan Documents; and

(v) the proceeds of the Incremental Term Loan-1 shall be used for working capital and general corporate purposes (including, without limitation, Permitted Acquisitions and repayment of outstanding Revolving Credit Loans).

(e) General Matters.

(i) The parties hereto hereby agree that (A) this Amendment constitutes a request for the Incremental Term Loan-1 pursuant to Section 2.8 of the Credit Agreement and the parties hereto hereby waive any prior notice required thereby, (B) the Incremental Term Loan-1 is being effected pursuant to Section 2.8 of the Credit Agreement and (C) this Amendment shall be deemed to be an “Incremental Term Loan Amendment” in accordance with Section 2.8 of the Credit Agreement and shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As of the Second Amendment Effective Date, the Incremental Term Loan-1 shall constitute a separate tranche of term loans, distinct from the Initial Term Loan, and shall not be deemed to be an increase to, or part of, the Initial Term Loan.

(ii) The parties hereto hereby agree that the Incremental Term Loan-1 shall constitute Obligations of the Borrower and will be guaranteed by the Subsidiary Guarantors and secured on a pari passu basis by the other Obligations.

4. Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Second Amendment Effective Date”) upon the satisfaction of each of the following conditions:

(a) Executed Documents. The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Administrative Agent, the Borrower and the Subsidiary Guarantors; (ii) Lender Authorization and Consents executed by the Incremental Term Loan-1 Lenders; (iii) Lender Authorization and Consents executed by the Consenting Lenders (which constitutes Required Lenders); and (iv) a counterpart of that certain Second Amended and Restated Fee Letter dated as of even date herewith executed by the Borrower.

(b) Officer’s Compliance Certificate. The Administrative Agent and the Lenders (including the Incremental Term Loan-1 Lenders) shall have received from the Borrower an Officer’s Compliance Certificate, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that, as of the Second Amendment Effective Date and after giving effect thereto and any Extensions of Credit made or to be made in connection therewith, the Borrower and its Restricted Subsidiaries are in pro forma compliance with the financial covenants set forth in Article IX of the Credit Agreement.

(c) Officer’s Certificate of each Credit Party. The Administrative Agent and the Lenders (including the Incremental Term Loan-1 Lenders) shall have received a certificate of the secretary or assistant secretary or other Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (or, if applicable, certification by such Responsible Officer that such articles of incorporation or formation have not been amended since the last date on which they were previously delivered to the Administrative Agent), (B) the bylaws or other governing document of such Credit Party as in effect on the Second Amendment Effective Date (or, if applicable, certification by such Responsible Officer that such bylaws or other governing document have not been amended since the last date on which they were previously delivered to the Administrative Agent), (C) resolutions duly adopted by the sole member, board of directors or other governing body of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party has filed required tax returns and owes no delinquent taxes.

(d) Legal Opinion. The Administrative Agent and the Lenders (including the Incremental Term Loan-1 Lenders) shall have received an opinion from counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(e) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrower with respect to the Incremental Term Loan-1.

(f) Representations and Warranties. The representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and the other Loan Documents shall be true and correct on and as of the Second Amendment Effective Date with the same effect as if made on and as of such date (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date).

(g) No Default. No Default or Event of Default has occurred or is continuing as of the Second Amendment Effective Date or after giving effect to the Incremental Term Loan-1.

(h) Fees and Expenses. The Borrower shall have paid all fees and expenses of the Administrative Agent, the Consenting Lenders and the Incremental Term Loan-1 Lenders in respect of this Amendment on the Second Amendment Effective Date.

5. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any other waiver, amendment, modification or change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. This Amendment is a Loan Document and references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties. By their execution hereof, each of the Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders (including the Incremental Term Loan-1 Lenders) that as of the date hereof, after giving effect to this Amendment:

(a) the representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects, and the representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and each other Loan Document that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no Default or Event of Default has occurred or is continuing;

(c) it has the right, power and authority and has taken all necessary corporate, limited liability company or other action to authorize the execution and delivery of this Amendment and each of the other documents executed in connection herewith to which it is a party and the performance of its obligations thereunder in accordance with their respective terms, and to authorize the transactions contemplated hereby; and

(d) this Amendment and each other document executed in connection herewith have been duly executed and delivered by duly authorized officers of the Borrower and each of the Subsidiary Guarantors party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary Guarantor, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect that affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7. Reaffirmations. Taking into account the amendments of the Credit Agreement effected by this Amendment, each Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York without reference to the conflicts or choice of law principles thereof, other than such principles that are stated in Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e. “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

CORECIVIC, INC.

By:	/s/ David M. Garfinkle
Name:	David M. Garfinkle
Title:	Executive Vice President and Chief Financial Officer

Second Amendment to Fourth Amended and Restated Credit Agreement (Incremental Term Loan)

CoreCivic, Inc.

Signature Page

SUBSIDIARY GUARANTORS:

CORECIVIC, LLC
CORRECTIONAL MANAGEMENT, LLC
AVALON CORRECTIONAL SERVICES, LLC
ACS CORRECTIONS OF TEXAS, L.L.C.
AVALON CORPUS CHRISTI TRANSITIONAL CENTER, LLC
AVALON TULSA, L.L.C.
CARVER TRANSITIONAL CENTER, L.L.C.
EP HORIZON MANAGEMENT, LLC
FORT WORTH TRANSITIONAL CENTER, L.L.C.
SOUTHERN CORRECTIONS SYSTEMS OF WYOMING, L.L.C.
TURLEY RESIDENTIAL CENTER, L.L.C.
AVALON TRANSITIONAL CENTER DALLAS, LLC
CCA SOUTH TEXAS, LLC
CCA HEALTH SERVICES, LLC
CCA INTERNATIONAL, LLC
CORRECTIONAL ALTERNATIVES, LLC
PRISON REALTY MANAGEMENT, LLC
TECHNICAL AND BUSINESS INSTITUTE OF AMERICA, LLC
TRANSCOR AMERICA, LLC
CORECIVIC OF TENNESSEE, LLC
GREEN LEVEL REALTY LLC
NATIONAL OFFENDER MANAGEMENT SYSTEMS, LLC
ROCKY MOUNTAIN OFFENDER MANAGEMENT SYSTEMS, LLC
TIME TO CHANGE, LLC
ABYON HOLDINGS, LLC
ABYON, LLC
ABYON REAL ESTATE, LLC
ABYON TRANSPORTATION, LLC
RECOVERY MONITORING SOLUTIONS, LLC
THRIVUR HEALTH, LLC
CORECIVIC WESTERN OPERATIONS, LLC
INNOVATIVE GOVERNMENT SOLUTIONS, LLC

By:	/s/ David M. Garfinkle
Name: David M. Garfinkle
Title: Executive Vice President and Chief Financial Officer

Second Amendment to Fourth Amended and Restated Credit Agreement (Incremental Term Loan)

CoreCivic, Inc.

Signature Page

ADMINISTRATIVE AGENT:

ALTER DOMUS PRODUCTS CORP., as Administrative Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

LENDERS:

ALTER DOMUS PRODUCTS CORP., as Administrative Agent, and on behalf of each Consenting Lender and each Incremental Term Loan-1 Lender at the direction of each Consenting Lender and each Incremental Term Loan-1 Lender pursuant to an applicable Lender Authorization and Consent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

Second Amendment to Fourth Amended and Restated Credit Agreement (Incremental Term Loan)

CoreCivic, Inc.

Signature Page

EXHIBIT A

Form of Lender Authorization and Consent

LENDER AUTHORIZATION AND CONSENT

CoreCivic, Inc.

Second Amendment to Fourth Amended and Restated Credit Agreement

___________, 2026

Alter Domus Products Corp.,

as Administrative Agent

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department – Agency, Matthew Trybula and Nick Keelen

Email: legal_agency@alterdomus.com, matthew.trybula@alterdomus.com and ADPC@alterdomus.com

Re:

Second Amendment (the “Amendment”) to the Fourth Amended and Restated Credit Agreement dated as of October 11, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among CoreCivic, Inc. (the “Borrower”), the Lenders party thereto and Alter Domus Products Corp., as administrative agent (the “Administrative Agent”).

This authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the CoreCivic, Inc. SyndTrak workspace. By executing this authorization, we hereby (a) [confirm that as of Second Amendment Effective Date, we have the Incremental Term Loan-1 Commitments set forth on Schedule I attached hereto,]1 [(b)] approve the Amendment, and [(c)] authorize and direct the Administrative Agent to execute and deliver the Amendment on our behalf using this authorization. All capitalized undefined terms used in this authorization shall have the meanings assigned thereto in the Amendment or Credit Agreement, as applicable.

This authorization is binding upon the undersigned and its successors and assigns (including participants). The undersigned will notify any prospective successor or assignee of any of its rights or obligations under the Credit Agreement (including any participant) of the foregoing.

[Signature Page Follows.]

[1]	To be included for only the Incremental Term Loan-1 Lenders.

[INSERT NAME OF LENDER]

By:
Name:
Title:

SCHEDULE I

COMMITMENTS OF [__]

Incremental Term Loan-1 Commitment

$[___________]